EXHIBIT 4.25

CONFIDENTIAL TREATMENT

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Supplemental Agreement No. 22

to

Purchase Agreement No. 2191

between

The Boeing Company

and

COPA Holdings, S.A.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 22 (“Supplemental Agreement 22”) is entered into as of September 24, 2010 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998, (as amended and supplemented and together with all exhibits, schedules and letter agreements pertaining thereto, the “Purchase Agreement”) relating to Boeing Model 737-7V3 and 737-8V3 aircraft (collectively, the “Aircraft” and each an “Aircraft”);

WHEREAS, Customer is purchasing [***] aircraft [***];

WHEREAS, Customer and Boeing have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. The [***] 737-8V3 aircraft that Customer is purchasing are hereinafter defined as the Table 1-13 Aircraft.

2. The “Table of Contents” of the Purchase Agreement is revised to reflect the changes made by this Supplemental Agreement 22 and a copy of such revised Table of Contents is attached hereto.

3. Table 1-13, “Aircraft Delivery, Description, Price and Advance Payments”, attached hereto, is added to the Purchase Agreement providing the delivery and pricing information for the Table 1-13 Aircraft.

6. Exhibit A-4 entitled “Aircraft Configuration for Customer’s 737-8V3 [***]” provides the configuration for the Table 1-13 Aircraft.

PA No. 2191	SA No. 22 September 2010

CONFIDENTIAL TREATMENT

7. Supplemental Exhibit BFE1, Buyer Furnished Equipment Variables is not revised because preliminary on-dock dates for these delivery positions are not available as they are outside the current production schedule. [***]

8. [***]

9. Letter Agreement 6-RLL-1162-3958R2, entitled “Option Aircraft Delivery, Description, Price and Advance Payments”, is [***]. The revised letter agreement 6-1962-RLL-3958R3 is attached hereto

10. [***]

11. [***]

12. Letter Agreement COP-2191-LA-10001606 entitled [***] attached hereto, is added to the Purchase Agreement.

[***]

The Purchase Agreement will be deemed to be supplemented and revised to the extent herein provided as of the date hereof and as so supplemented and revised will continue in full force and effect.

PA No. 2191	Page 2	SA No. 22 September 2010

CONFIDENTIAL TREATMENT

Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.

THE BOEING COMPANY		COPA HOLDINGS, S.A.

By		By:
	Its: Attorney-In-Fact		Its: Chief Executive Officer

PA No. 2191	Page 3	SA No. 22 September 2010

CONFIDENTIAL

TABLE OF CONTENTS

ARTICLES	SA NUMBER
1. Quantity, Model and Description	SA 3
2. Delivery Schedule
3. Price
4. Payment	SA 3
5. Miscellaneous

TABLE
1-1 Aircraft Information Table for Model 737-7V3 Aircraft	SA 4
1-2 Aircraft Information Table for Model 737-8V3 Aircraft	SA 5
1-3 Aircraft Information Table for Model 737-7V3 Aircraft	SA 7
1-4 Aircraft Information Table for Model 737-7V3 Aircraft	SA 13
1-5 Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-6 Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-7 Aircraft Information Table for Model 737-8V3 Aircraft Option Aircraft	SA 13
1-8 Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-9 Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10 Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10A(1) Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10A(2) Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10B Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-11 Aircraft Information Table for Model 737-8V3 Option Aircraft	SA 22
1-12 Aircraft Information Table for Model 737-8V3 Aircraft	SA 21

1-13 Aircraft Information Table for Model 737-8V3 Aircraft	SA 22

1-14 Aircraft Information Table for Model 737-8V3 Option Aircraft	SA 22

EXHIBIT
A-1 Aircraft Configuration for Model 737-7V3 Aircraft	SA 3
A-2 Aircraft Configuration for Model 737-8V3 Aircraft	SA 3
A-3 Aircraft Configuration for Model 737-8V3 Aircraft	SA 18
A-4 Aircraft Configuration for Model 737-8V3 Aircraft	SA 22
[***]

B. Aircraft Delivery Requirements and Responsibilities	SA 3

PA No. 2191	i	SA No. 22 September 2010

CONFIDENTIAL

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment Airframe and Optional Features		SA 10

BFE1. BFE Variables		SA 22

CS1. Customer Support Variables		SA 3

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

LETTER AGREEMENTS

2191-01	Demonstration Flight Waiver
2191-02	[***]
2191-03	Seller Purchased Equipment
2191-03R1	Seller Purchased Equipment	SA-20

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-0123	Performance Guarantees
6-1162-DAN-0124	Special Matters
6-1162-DAN-0155	Airframe Escalation Revision
6-1162-DAN-0156	Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157	Miscellaneous Matters
6-1162-MJB-0017	Special Matters
6-1162-MJB-0030	Special Matters
6-1162-LAJ-874R	Special Matters	SA 5
6-1162-LAJ-874R1	Special Matters	SA 6
6-1162-LAJ-874R2	Special Matters	SA 7
6-1162-LAJ-982	Special Matters	SA 8
6-1162-LAJ-982R3	Special Matters	SA 11
6-1162-RLL-3852	737-800 Performance Guarantees	SA 9
6-1162-LAJ-982R4	Special Matters	SA 13
6-1162-RLL-3958	737-8V3 Option Aircraft	SA 13
6-1162-RLL-3958R1	737-8V3 Option Aircraft	SA 18
6-1162-RLL-3958R2	737-8V3 Option Aircraft	SA 21
6-1162-RLL-3958R3	737-8V3 Option Aircraft	SA 22
6-1162-LAJ-982R5	Special Matters	SA 16
6-1162-LAJ-982R6	Special Matters	SA 17
6-1162-LAJ-982R7	Special Matters	SA 18
6-1162-LAJ-982R8	Special Matters	SA 22
6-1162-RLL-4092	Advance Payment Matters for Aircraft Listed in Table 1-9	SA 17
6-1162-KSW-6417	[***]	SA 18
6-1162-KSW-6419	[***]	SA 20
6-1162-KSW-6419R1	[***]	SA 22
6-1162-KSW-6471	[***]
	[***]	SA 22
LA-1000842	Installation of Cabin Systems Equipment	SA 21
LA-10001606	[***]	SA 22

PA No. 2191	ii	SA No. 22 September 2010

CONFIDENTIAL

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2001
Supplemental Agreement No. 2	December 21, 2001
Supplemental Agreement No. 3	June 14, 2002
Supplemental Agreement No. 4	December 20, 2002
Supplemental Agreement No. 5	October 31, 2003
Supplemental Agreement No. 6	September 9, 2004
Supplemental Agreement No. 7	December 9, 2004
Supplemental Agreement No. 8	April 15, 2005
Supplemental Agreement No. 9	March 16, 2006
Supplemental Agreement No. 10	May 8, 2006
Supplemental Agreement No. 11	August 30, 2006
Supplemental Agreement No. 12	February 26, 2007
Supplemental Agreement No. 13	April 23, 2007
Supplemental Agreement No. 14	August 31, 2007
Supplemental Agreement No. 15	February 21, 2008
Supplemental Agreement No. 16	June 30, 2008
Supplemental Agreement No. 17	December 15, 2008
Supplemental Agreement No. 18	July 15, 2009
Supplemental Agreement No. 19	August 31, 2009
Supplemental Agreement No. 20	November 19, 2009
Supplemental Agreement No. 21	May 28, 2010

PA No. 2191	iii	SA No. 22 September 2010

CONFIDENTIAL

Table 1-13

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-800	[***]	Detail Specification:	[***]
Engine Model/Thrust: CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:		[***]		[***]
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:		[***]		[***]
Optional Features:	[***]

Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$0	Base Year Index (ECI):			[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):			[***]

Buyer Furnished Equipment (BFE) Estimate:	$0
Seller Purchased Equipment (SPE) Estimate:	[***]
Refundable Deposit/Aircraft at Proposal Accept:	[***]

	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date						[***]	[***]	[***]	[***]
						[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

PA 2191 SA 22 54965 54958	Boeing Proprietary	9/2010 2

CONFIDENTIAL

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-LAJ-982R8

COPA HOLDINGS, S.A.

Urbanizacion Costa del Este

P.O. Box 0816-06819

Panama, Republic of Panama

Subject:	Special Matters

Reference:

Purchase Agreement No. 2191 as amended to date, including without limitation all exhibits, attachments, schedules and letter agreements thereto (the Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement and supersedes and replaces in its entirety Letter Agreement 6-1162-LAJ-982R7. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. For purposes of this Letter Agreement “Incremental Aircraft” as defined in Supplemental Agreement 18 are “Aircraft” or “Table 1-10A&B Aircraft”; the exercised Option Aircraft in Supplemental Agreement 21 are “Table 1-12 Aircraft” and “Aircraft” and the “Table 1-13 Aircraft” are “Table 1-13 Aircraft” and “Aircraft”.

[***]

PA 2191 SA 22	9/2010

CONFIDENTIAL

COPA HOLDINGS, S.A.

6-1162-LAJ-982R8

13.

Confidentiality. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Except as otherwise required by applicable law, regulation or legal process, Customer will limit the disclosure of its contents to employees, counsel and auditors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement or advising Customer with respect thereto and who understand they are not to disclose its contents to any other person or entity in violation of the provisions of this Paragraph 13.

Very truly yours,

THE BOEING COMPANY

By
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: , 2010

COPA HOLDINGS, S.A.

By

Its

PA 2191 SA-22	2	9/2010

CONFIDENTIAL

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-RLL-3958R3

COPA HOLDINGS, S.A.

Urbanizacion Costa del Este

P.O. Box 0816-06819

Panama, Republic of Panama

Subject:	Option Aircraft

Reference:

Purchase Agreement No. 2191 as amended to date, including without limitation all exhibits, attachments, schedules and letter agreements thereto (the Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement and supersedes and replaces in its entirety Letter Agreement 6-1162-RLL- 3958R2. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[***]

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification [***].

1.2 Changes: The Detail Specification will be revised to include:

[***]

PA No. 2191 Option Aircraft	SA-22 9/10

CONFIDENTIAL

COPA HOLDINGS, S.A.

6-1162-RLL-3958R3

2.	Price

[***]

2.2 [***]

3. Payment.

[***]

P.A. No. 2191 Option Aircraft		SA-22 9/10
2

CONFIDENTIAL

COPA HOLDINGS, S.A

6-1162-RLL-3958R3

4. Option Exercise.

4.1 [***]

4.2 [***]

5. [***]

5.1 [***]

6. Contract Terms.

[***]

P.A. No. 2191 Option Aircraft		SA-22 9/10
3

CONFIDENTIAL

COPA HOLDINGS, S.A

6-1162-RLL-3958R3

Very truly yours,

THE BOEING COMPANY

By
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September , 2010

COPA HOLDINGS, S.A.

By

Its

Attachment — Table 1-11 and 1-14

P.A. No. 2191 Option Aircraft		SA-22 9/10
4

CONFIDENTIAL

Table 1-11

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-800	[***]	Detail Specification:	[***]
Engine Model/Thrust: CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:		[***]	[***]
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:		[***]	[***]
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$0	Base Year Index (ECI):		[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):		[***]

Buyer Furnished Equipment (BFE) Estimate:	$0
Seller Purchased Equipment (SPE) Estimate:	[***]
Non-Refundable Deposit/Aircraft at Def Agreemt:	[***]

	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date						[***]	[***]	[***]	[***]
						[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]

COP-54039-10.TXT PA No. 2191 SA-22	Boeing Proprietary	Sep 2010 Page 1

CONFIDENTIAL

Attachment to

6-1162-RLL-3958R3

Table 1-14

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-800	[***]	Detail Specification:	[***]
Engine Model/Thrust: CFM56 -7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:	[***]

Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$0	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:	$0
Seller Purchased Equipment (SPE) Estimate:	[***]
Non-Refundable Deposit/Aircraft at Def Agreemt:	[***]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				[***]	[***]	[***]	[***]
				[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

COP{ PA 2191 SA-22 54695-1O.TXT	Boeing Proprietary	9/2010 Page 1

CONFIDENTIAL

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-KSW-6419R1

COPA HOLDINGS, S.A.

Urbanizacion Costa del Este

P.O. Box 0816-06819

Panama, Republic of Panama

Subject:	[***]

Reference:

Purchase Agreement No. 2191, as amended to date, including without limitation all exhibits, attachments, schedules and letter agreements thereto (the Purchase Agreement), between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737-8V3 aircraft (the Aircraft)

[***]

CONFIDENTIAL

COPA HOLDINGS, S.A., INC.

6-1162-KSW-6419R1

6. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Except as otherwise required by applicable law, regulation or legal process, Customer will limit the disclosure of its contents to employees, counsel and auditors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement or advising Customer with respect thereto and who understand they are not to disclose its contents to any other person or entity in violation of the provisions of this Paragraph 6.

Very truly yours,

THE BOEING COMPANY

By
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: , 2010

COPA HOLDINGS, S.A.

By

Its

P.A. No. 2191 [***] 09/10	SA-22 Boeing Proprietary

CONFIDENTIAL

Attachment A to Letter Agreement 6-1162-KSW-6419R1

[***]
Airframe Model	737-800
Engine Model:	CFM56-7B26
Airframe Price Base Year	[***]
Engine Price Base Year	[***]

Delivery Month and Year	Subject Aircraft Serial Number		Applicable Combined Airframe/Engine Escalation Provisions		Election Period
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]

P.A. No. 2191	Boeing Proprietary	SA-22 09/10

CONFIDENTIAL

Attachment A to Letter Agreement 6-1162-KSW-6419R1

[***]

Delivery Month and Year	Subject Aircraft Serial Number	Applicable Combined Airframe/Engine Escalation Provisions	Election Period
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

P.A. No. 2191	Boeing Proprietary	SA-22 09/10

CONFIDENTIAL

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

Reference:

Purchase Agreement No. 2191 dated as of November 25, 1998, as amended to date, including all exhibits, attachments, schedules and letter agreements thereto, between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (the Purchase Agreement)

Attention:	Vice President — Contracts
Mail Code 21-34

Pursuant to Article 2 of Letter Agreement 6-1162-KSW-6419 (Letter Agreement) to the Purchase Agreement and subject to the provisions of Article 3 of such Letter Agreement, COPA HOLDINGS, S.A. [***]:

Airframe Model:	Airframe Price Base Year:

Engine Model:	Engine Price Base Year:	[***]

Delivery Month and Year	Candidate Aircraft Serial Number	Combined Airframe/Engine Escalation Factor

COPA HOLDINGS, S.A.

By

Its

Dated

[***]

THE BOEING COMPANY

By
Its Attorney-in-Fact

Dated

P.A. No. 2191	Boeing Proprietary	SA-22 09/10

CONFIDENTIAL

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

LA-1001606

COPA HOLDINGS S.A.

Urbanización Costa del Este

P.O. Box 0816-06819

Panama, Republic of Panama

Subject:	[***]

Reference:

Purchase Agreement No. PA-2191 as amended to date, including without limitation all exhibits, attachments, schedules and letter agreements thereto (Purchase Agreement) between The Boeing Company (Boeing) and COPA Holdings S.A. (Customer) relating to Model 737-800 aircraft (Aircraft)

[***]

1.2 [***]

COP-PA-2191-LA-1001606 [***]	Boeing Proprietary	SA-22 LA Page 1

CONFIDENTIAL

4. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Except as otherwise required by applicable law, regulation or legal process, Customer will limit the disclosure of its contents to employees, counsel and auditors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement or advising Customer with respect thereto and who understand they are not to disclose its contents to any other person or entity in violation of the provisions of this Paragraph 4.

COP-PA-2191-LA-1001606 [***]	Boeing Proprietary	SA-22 LA Page 2

CONFIDENTIAL

Very truly yours,

THE BOEING COMPANY

By
Its Attorney-in -Fact

ACCEPTED AND AGREED TO this

Date:

COPA Holdings, S.A.

By

Its

COP-PA-2191-LA-1001606 [***]	Boeing Proprietary	SA-22 LA Page 3